      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 17, 2002
                                                  REGISTRATION NO. 333-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------
                           DMC STRATEX NETWORKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                77-0016028
    (State or Other Jurisdiction of                  (I.R.S. Employer
     Incorporation or Organization)               Identification Number)

                              170 ROSE ORCHARD WAY
                               SAN JOSE, CA 95134
                                 (408) 943-0377
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

              DMC STRATEX NETWORKS, INC. 1999 STOCK INCENTIVE PLAN
                         -------------------------------
                              (Full Title of Plans)

                                 CARL A. THOMSEN
          SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY
                           DMC STRATEX NETWORKS, INC.
                              170 ROSE ORCHARD WAY
                               SAN JOSE, CA 95134
                                 (408) 943-0377

 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                                 ---------------

                                    Copy to:
                             JUSTIN L. BASTIAN, ESQ.
                             MORRISON & FOERSTER LLP
                               755 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1018
                                 (650) 813-5600

                                 ---------------

                         CALCULATION OF REGISTRATION FEE

 ===============================================================================================
                                                  MAXIMUM       PROPOSED MAXIMUM    AMOUNT OF
     TITLE OF SECURITIES         AMOUNT TO     OFFERING PRICE  AGGREGATE OFFERING  REGISTRATION
       TO BE REGISTERED        BE REGISTERED    PER SHARE(1)        PRICE(1)           FEE
 -----------------------------------------------------------------------------------------------
 Common Stock, $.01
 par value per share.....      4,000,000           $3.72        $14,880,000            $1,369
 ===============================================================================================

  (1) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h) and 457(c) under the Securities Act of 1933 and based upon the average of the high and low prices reported on the Nasdaq National Market on May 13, 2002.

        In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

================================================================================

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS


        The documents containing the information specified in Part 1 of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Rule 428(b)(1) of the General Rules and Regulations under the Securities Act of 1933 ("Commission's Rules"). Such documents need not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Commission's Rules. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of
Section 10(a) of the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

        There are hereby incorporated by reference in this Registration Statement the following documents and information previously filed with the Commission.

        1. The contents of the Registrant's Registration Statement on Form S-8, Commission File No. 333-85135, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

        2. The Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2002, filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

        3. The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A No. 0-15895 filed with the Commission on May 22, 1987.

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits.

        5.1    Opinion of Morrison & Foerster LLP

        23.1   Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

        23.2   Consent of Arthur Andersen LLP, Independent Public Accountants

        24.1   Power of Attorney (see Signature Page)

        99.1   Company Representation From Independent Public Accountants

        SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on May 14, 2002.

                                            DMC STRATEX NETWORKS, INC.


                                            By:  /s/ Charles D. Kissner
                                                 -------------------------------
                                                 Charles D. Kissner
                                                 Chief Executive Officer

                                POWER OF ATTORNEY

        Each person whose signature appears below constitutes and appoints Charles D. Kissner and Carl A. Thomsen, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                Capacity                   Date
---------                                --------                   ----

/s/ Charles D. Kissner                   Chief Executive            May 14, 2002
---------------------------------        Officer, Chairman of
     Charles D. Kissner                  the Board and Director
                                         (Principal Executive
                                         Officer)

/s/ Carl A. Thomsen                      Senior Vice President,     May 14, 2002
---------------------------------        Chief Financial
     Carl A. Thomsen                     Officer and Secretary
                                         (Principal Financial
                                         and Accounting Officer)

/s/ Richard C. Alberding                 Director                   May 14, 2002
---------------------------------
     Richard C. Alberding

/s/ Paul S. Bachow                       Director                   May 14, 2002
---------------------------------
     Paul S. Bachow

/s/ John W. Combs                        Director                   May 14, 2002
---------------------------------
     John W. Combs

/s/ William A. Hasler                    Director                   May 14, 2002
---------------------------------
     William A. Hasler

/s/ James D. Meindl                      Director                   May 14, 2002
---------------------------------
     James D. Meindl

/s/ V. Frank Mendicino                   Director                   May 14, 2002
---------------------------------
     V. Frank Mendicino

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                       DOCUMENT
-------                      --------
   5.1         Opinion of Morrison & Foerster LLP

  23.1         Consent of Counsel (included in Exhibit 5.1)

  23.2         Consent of Arthur Andersen LLP, Independent
               Public Accountants

  24.1         Power of Attorney (see Signature Page)

  99.1         Company Representation From Independent
               Public Accountants